SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.)

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Filed by the Registrant	/ X /
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Filed by a party other than the Registrant	/ /
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Check the appropriate box:
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/ /	Preliminary Proxy Statement
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/ /	Confidential, for Use of the Commission Only (as
----	permitted by Rule 14a-6(e)(2))

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/ /	Definitive Proxy Statement
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/ X /	Definitive Additional Materials
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/ /	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----	Sec. 240.14a-12

PUTNAM INVESTMENT FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

MEMORANDUM cont.

Payment of Filing Fee (Check the appropriate box):

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/ X /	No fee required
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/ /	Fee computed on table below per Exchange Act Rule 14a
----	6(i)(1) and 0-11

(1) Title of each class of securities to which
transaction applies:

(2) Aggregate number of securities to which transaction
applies:

(3) Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is
calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

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/ /	Fee paid previously with preliminary materials.
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/ /	Check box if any part of the fee is offset as provided
----	by Exchange Act Rule 0-11(a)(2) and identify the filing
for which the offsetting fee was paid previously.
Identify the previous filing by registration statement
number, or the Form or Schedule and the date of its
filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Voting Instruction Form

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have
Check the appropriate box	have the proxy ballot at hand.	the proxy ballot at hand.
on the reverse side.	Call 1-888-221-0697.	Go to https://www.proxyweb.com.
	Follow the automated	Follow the instructions on the site.
Sign and date the proxy ballot.	telephone directions.	There is no need for you to return
Return the proxy ballot in the	There is no need for you to	your proxy ballot.
envelope provided.	return your proxy ballot.

The undersigned hereby appoints your Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on December 14, 2006 and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL.

If you fail to return this Voting Instruction Form or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account .

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Put Research VIC - DH

	MIS EDITS: # OF CHANGES ___/___ PRF 1	PRF 2

	OK TO PRINT AS IS*	*By signing this form you are
LABEL BELOW FOR MIS USE ONLY!	authorizing MIS to print this form in its current state.
PO# M-2088
PUTNAM INVESTMENTS #150-159
PUTNAM RESEARCH FUND - MMC UNDERLYING	SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE
ORIGINAL 2-UP 12-06-06 KD
DOREEN (PUTNAM RESEARCH VIC 2006 DH)

Please place an X in the appropriate box using black or blue ink or
Proposal	number 2 pencil. Please do not use a fine point pen.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

		F O R	AGAINST	ABSTAIN

1.	Proposal to amend the fund’s management contract to eliminate the incentive fee component of the	□	□	□
management fee payable to Putnam Investment Management, LLC.

Please sign and date the other side of this card.

Put Research VIC - DH

MIS EDITS: # OF CHANGES ___/___ PRF 1 PRF 2

	OK TO PRINT AS IS*	*By signing this form you are
LABEL BELOW FOR MIS USE ONLY!	authorizing MIS to print this form in its current state.
PO# M-2088
PUTNAM INVESTMENTS #150-159
PUTNAM RESEARCH FUND - MMC UNDERLYING	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ORIGINAL 2-UP 12-06-06 KD
DOREEN (PUTNAM RESEARCH VIC 2006 DH)
REVIEW #1 12-06-06 KD